UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



            February 4, 1999                             000-27078
-------------------------------------        -----------------------------------
Date of Report (Date of earliest                  (Commission File Number)
event reported)




                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                                   11-3136595
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)




                       135 Duryea Road, Melville, NY 11747
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               (Address of Principal Executive Offices) (Zip Code)




                                 (516) 843-5500
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              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.


     On February 4, 1999, Henry Schein, Inc. issued the press release filed as an Exhibit to this Current Report on Form 8-K with respect to the voluntary recall of dental anesthetic products by its unconsolidated affiliate, Novocol Pharmaceutical of Canada, Inc.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1 Press Release, dated February 4, 1999.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Henry Schein, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HENRY SCHEIN, INC.

                                       By:  /s/ Michael Ettinger
                                            ------------------------------
                                            Name:   Michael Ettinger
                                            Title:  Vice President and
                                                    Associate General Counsel

Date:  February 5, 1999



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                                  EXHIBIT INDEX

DOC. NO.            DOCUMENT DESCRIPTION

99.1           Press Release, dated February 3, 1999.